Exhibit 99.3

PROMISSORY NOTE

$__________________                                                                                                                                                                 Date: September 21, 2005
                                                                                                                                                                                            Maturity Date: September 21, 2007

FOR VALUE RECEIVED, AHPC Holdings Inc., a Maryland corporation ("Borrower") hereby promises to pay to the order of ________________________ ("Lender"), at Lender's principal office or residence at ___________________________________or at such other place or places as Lender may from time to time designate in writing, the principal sum of _________________ Dollars ($__________) or so much thereof as may from time to time be advanced hereunder, with interest on the principal balance outstanding from time to time, all as hereinafter set forth.

1. DISBURSEMENTS; INTEREST RATE; QUARTERLY PAYMENTS

        (a) Disbursements. Funds have been disbursed to Borrower in the amount listed above. At the time of disbursement, Borrower warrants that it is not in breach or default of any obligations or responsibilities delineated in the Offering Document describing the offering of this Note.

        (b) Interest Rate. From the date of disbursement of funds, the principal balance from time to time unpaid shall bear interest at the fixed rate equal to seven percent (7%) per annum.

        (c) Default Rate. After the earlier of (i) the Maturity Date (as hereafter defined), whether by acceleration or otherwise, or (ii) the occurrence of any other Event of Default (as hereafter defined), the total unpaid indebtedness hereunder shall bear interest at the rate of twelve percent (12%) per annum (the "Default Rate").

        (d) Computation of Interest. Interest shall be computed on the basis of a 360 day year and charged for the actual number of days elapsed.

        (e) Principal and Interest Payments. Borrower shall make successive quarterly installment payments of interest only commencing on December 21, 2005, the date three months from the date of issuance of this promissory note (the “Note”) and thereafter on the same date every three months through and including the Maturity Date, but only to the extent that such payments are not prohibited by the subordination agreement (the “Subordination Agreement”) between Borrower, Lender and Greenfield Commercial Credit, LLC (“Greenfield”). The principal and all accrued interest on each disbursement shall be due on the Maturity Date. Nothwithstanding the foregoing, in the event of the sale of any of the Borrower’s property which is subject to the Subordinated Security Agreement (as defined below), Borrower agrees to pay Lender the proceeds from the sale of such property as payment of any outstanding accrued principal and interest hereunder, but only to the extent that such distribution of proceeds is not prohibited by the Subordination Agreement.

2. MATURITY DATE; PAYMENT. The entire principal balance of this Note then outstanding, plus any accrued and unpaid interest thereon shall be due and payable on September 21, 2007, or such earlier date on which said amount shall become due and payable on account of acceleration by Lender (the "Maturity Date"). Borrower promises to pay to Lender interest in the amounts and at the times provided in Section 1 above, but only to the extent that such payments are not prohibited by the Subordination Agreement. On the Maturity Date, Borrower shall pay to Lender the entire principal balance of this Note then outstanding, together with all accrued and unpaid interest, all penalties and late payment fees hereunder, provided that such payment shall not contravene the Subordination Agreement.

3. PAYMENT PRIOR TO MATURITY DATE. This Note may be prepaid, without premium or penalty, in whole or in part at any time. In the event that Borrower closes on any equity financing in excess of $6,000,000 net proceeds to the Borrower (a “Qualifying Financing”) prior to the Maturity Date, this Note shall be paid in full by Borrower (along with all interest due through the date on which the principal is paid to Lender) within ten (10) business days of such Qualifying Financing.

4. MAKING OF PAYMENTS. Each payment (including prepayments) of principal, interest, or any other amounts of any kind with respect to this Note shall be made in immediately available funds by Borrower to Lender at Lender's office or residence at _________________________________ (or at any other place which Lender may hereafter designate for such purpose in a notice duly given to Borrower hereunder), no later than 1:30 p.m., Chicago time, on the date due therefor. Funds received after that hour shall be deemed to have been received by Lender on the next following business day. Whenever any payment to be made under this Note shall be stated to be due on a date which is not a business day, the due date therefor shall be extended to the next succeeding business day. ALL PAYMENTS DUE HEREUNDER SHALL BE MADE WITHOUT DEMAND, OFFSET OR DIMINUTION.

5. DEFAULT; REMEDIES.

        (a) Events of Default. Any one of the following occurrences shall constitute an "Event of Default" under this Note:

(i) failure by Borrower to make any payment of principal, interest or any other charge, fee or payment due hereunder within five business days of the date when the same becomes due and payable;

(ii) failure by Borrower to perform any obligation under, or the occurrence of any other default with respect to any provision of this Note (other than as specifically described in any other provision of this Section 5), provided that notice of such failure has been communicated to Borrower for at least ten (10) business days in accordance with Section 9(c) of this Note; or

(iii) the occurrence of any Event of Default with respect to any provision of any other Loan Document (defined below) (other than as specifically described in any other clause of this Section 5), which is not cured within the time period provided therefor, if any. With respect to any event or occurrence which constitutes an Event of Default hereunder solely by reason of its constituting a default or an Event of Default under another document or instrument, to the extent (if any) that such other document or instrument provides a grace or cure period with respect to such default, the same grace or cure period, and only such period, shall apply with respect to such default under this Note.

        (b) Remedies. During the continuance of any Event of Default under Section 9.1(a), (b), (c) or (d) of the Subordinated Security Agreement (defined below), the entire outstanding principal balance and any unpaid interest, and all other charges, fees or payments due hereunder, shall become due and payable in full, without notice, demand or any other action by Lender. During the continuance of any other Event of Default, the entire outstanding principal balance, any unpaid interest and all other Secured Obligations (as defined in the Subordinated Security Agreement) at the option of Lender and without demand or notice of any kind to Borrower or any other Person (including, but not limited to, any guarantor now or hereafter existing), shall immediately become and be due and payable in full. In such event, Lender shall have and may exercise any and all rights and remedies available at law or in equity except to the extent that such rights and remedies are prohibited by the Subordination Agreement or in any of the other Loan Documents.

6. APPLICATION OF PAYMENTS. Lender shall have the sole and exclusive right unilaterally (and without notice to or the consent of any person) to allocate any and all payments which may be received by or tendered to Lender made by Borrower or any other Person (including, without limitation any guarantor now or hereafter existing) at any time or from time to time and which relate in any way to the sums advanced hereunder or any of the other Loan Documents, in any order of priority as Lender, in its sole and exclusive discretion, determines to the payment of the Secured Obligations, except to the extent that such payments are deemed to have been made in violation of the Subordination Agreement.

7. WAIVER.

        (a) Waiver. Borrower, for itself and for its successors, transferees and assigns hereby irrevocably (i) waives diligence, presentment and demand for payment, protest, notice, notice of protest and nonpayment, dishonor and notice of dishonor and all other demands or notices of any and every kind whatsoever; (ii) agrees that this Note and any or all payments coming due hereunder or under any of the other Loan Documents may be extended from time to time in the sole discretion of Lender without in any way affecting or diminishing Borrower's liability hereunder; and (iii) waives any rights, remedies or defenses arising at law or in equity relating to guarantees or suretyships.

        (b) Extension of Time. No extension of the time for any payment due hereunder or under any of the other Loan Documents made by agreement with any person now or hereafter liable for payment of this Note or any other Loan Document shall operate to release, discharge, modify, change or affect the original liability under this Note or any other Loan Document, either in whole or in part.

        (c) Delay. No delay in the exercise of any right or remedy hereunder by Lender shall be deemed to be a waiver of such right or remedy, nor shall the exercise of any right or remedy hereunder by Lender be deemed an election of remedies or a waiver of any other right or remedy. Without limiting the generality of the foregoing, the failure of Lender promptly after the occurrence of any default hereunder to exercise its right to declare the indebtedness remaining unpaid hereunder to be immediately due and payable shall not constitute a waiver of such right while such default continues nor a waiver of such right in connection with any future default.

        (d) No Waiver. No waiver or limitation of any right or remedy hereunder by Lender shall be effective unless (and any such waiver or limitation shall be effective only to the extent) expressly set forth in a writing, signed and delivered by Lender to Borrower. No notice to or demand on Borrower in any case shall entitle Borrower to any other notice or demand in similar or other circumstances, nor shall such notice or demand constitute a waiver of any rights or remedy of Lender to any other or further actions. In its sole discretion, Lender may, at any time and from time to time, waive any one or more of the rights or remedies contained herein, but such waiver in any instance or under any particular circumstance shall not be deemed to be a waiver of such rights or remedies in any other instance or under any other circumstance.

8. SECURITY.

        (a) This Note is secured, inter alia, by a Subordinated Security Agreement bearing even date herewith (the "Subordinated Security Agreement"), made and granted by Borrower, as debtor, to Lender, as secured party. Reference is hereby made to the Subordinated Security Agreement, the Subordination Agreement and the other Loan Documents (as defined in the Subordinated Security Agreement) for a statement of certain circumstances under which amounts due pursuant to this Note may be accelerated and for a description of the property covered thereby and the nature and extent of the security granted pursuant thereto.

        (b) Lender shall appoint a Collateral Agent as defined and described by the Subordinated Security Agreement, who shall be the agent for enforcement of the rights and remedies of each Lender under the Subordinated Security Agreement, this Note and the several other Notes of like kind.

9. MISCELLANEOUS.

        (a) Captions. Any headings or captions in this Note are inserted for convenience of reference only. Such headings or captions shall not be deemed to constitute a part hereof, nor shall they be used to construe or interpret the provisions of this Note. As used herein, the term "Lender" refers to ______________________, its successors, participants, co-lenders, assignees and any person claiming by, through or under said entity.

        (b) Costs. Borrower shall reimburse Lender for all Costs in accordance with the Subordinated Security Agreement.

        (c) Notices. Any and all notices given in connection with this Note shall be deemed adequately given only if in writing and addressed to the party for whom such notices are intended at the address and delivered in accordance with the provisions of the Subordinated Security Agreement.

        (d) Modification. This Note and the other Loan Documents may not be modified, altered or amended except by an agreement in writing signed by Borrower and Lender. Borrower expressly agrees that for purposes of this Note and each and every other Loan Document: (a) this Note and each and every other Loan Document shall be a "credit agreement" under the Illinois Credit Agreements Act, 815 ILCS 160/1 et seq. (the "Act"); (b) the Act applies to this transaction including, but not limited to, the execution of this Note and each and every other Loan Document; and (c) any action on or in any way related to this Note and each and every other Loan Document shall be governed by the Act.

        (e) Time of the Essence. Time is hereby declared to be of the essence of this Note and of every part hereof.

        (f) Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision (in whole or in part) of this Note or any other Loan Documents or the application thereof to any person or circumstance is held invalid, unenforceable or prohibited by applicable law, then such provision shall be deemed modified, restricted, or reformulated to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Note, as the case may require, and this Note shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified, restricted, or reformulated or as if such provision had not been originally incorporated herein, as the case may be. The parties further agree to seek a lawful substitute for any provision found to be unlawful. If such modification, restriction or reformulation is not reasonably possible, the remainder of this Note and the other Loan Documents and the application of such provision to other persons or circumstances will not be affected thereby and the provisions of this Note and the other Loan Documents shall be severable in any such instance.

10. Usury. The provisions of this Section shall govern and control over any irreconcilably inconsistent provision contained in this Note or in any other document evidencing or securing the indebtedness evidenced hereby. Lender shall never be entitled to receive, collect, or apply as interest hereon (for purposes of this Section the word "interest" shall be deemed to include any sums treated as interest under applicable law governing matters of usury and unlawful interest), any amount in excess of the Highest Lawful Rate (hereinafter defined) and, in the event Lender ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and shall be treated hereunder as such; and, if the principal of this Note is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) spread the total amount of interest throughout the entire contemplated term of this Note, provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the Highest Lawful Rate, Lender shall refund to Borrower the amount of such excess and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Highest Lawful Rate. "Highest Lawful Rate" shall mean the maximum rate of interest which Lender is allowed to contract for, charge, take, reserve or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder.

11. Representation by Counsel. Borrower hereby represents and warrants that it has consulted and conferred with competent legal counsel of its choice before executing this Note and all other Loan Documents. Borrower further represents and warrants that it has read and understood the terms of this Note and intends to be bound hereby. Borrower and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Note. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Note.

12. Governing Law. This Note has been delivered for acceptance by Lender in Illinois and, except as provided herein and as required by mandatory provision of law, this Note, the Subordinated Security Agreement and the other Loan Documents (other than the Subordination Agreement) shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the state of Illinois; provided that the creation, validity, perfection and enforcement of security interests granted pursuant to the Subordinated Security Agreement and the other Loan Documents shall be governed by the choice of law rules set forth in the Uniform Commercial Code, as enacted in Illinois and, provided further, Lender shall retain all rights arising under the Federal law.

13. Jurisdiction.

        (a) Jurisdiction; Venue. To the extent permitted by applicable law, Borrower hereby (i) irrevocably submits to the jurisdiction of any state or federal court located in Chicago, Illinois, over any action or proceeding to enforce or defend any matter arising from or related to this note or the other Loan Documents; (ii) irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding in any such court; (iii) agrees that a final judgment in any such action or proceeding in any such court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law; and (iv) agrees not to institute any legal action or proceeding against Lender or any of Lender's directors, officers, employees, agents or property, concerning any matter arising out of or relating to this Note, the Subordinated Security Agreement or the other Loan Documents in any court other than one located in Chicago, Illinois. Borrower waives any objection that it may have to the location of the court in which Lender has commenced a proceeding with respect to this Note, the Subordinated Security Agreement or any other Loan Document.

        (b) Service of Process. Nothing in this section shall affect or impair Lender's right to serve legal process in any manner permitted by law or Lender's right to bring any action or proceeding against Borrower or Borrower's property in the courts of any other jurisdiction.

        (c) Lender's Right To Proceed. Borrower agrees that Lender shall have the right, at Lender's option, to proceed against Borrower or its property in a court in any location, including any action to enable Lender to realize on such property, or to enforce a judgment or other court order entered in favor of Lender.

        (d) Permissive Counterclaims. Borrower agrees that it shall not assert any permissive counterclaims in any proceeding brought in accordance with this provision by Lender to realize on such property, or to enforce a judgment or other court order in favor of Lender, all such permissive counterclaims to be brought in a separate action by Borrower against Lender.

14. Waiver of Jury Trial. BORROWER AND LENDER (BY ACCEPTANCE HEREOF) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND TO MAKE THE LOAN EVIDENCED HEREBY AND BY THE OTHER LOAN DOCUMENTS.

15. Endorsement. The indebtedness hereby evidenced has been subordinated in favor of Greenfield Commercial Credit, L.L.C. (“Lender”) by Subordination Agreement dated September __, 2005, to which reference is hereby made, to secure all indebtedness now or hereafter owing by AHPC Holdings, Inc. and American Health Products Corporation, to the Lender.

IN WITNESS WHEREOF, Borrower has executed and delivered this Note pursuant to proper authority duly granted, dated for reference purposes only as of September 21, 2005.

BORROWER:

AHPC HOLDINGS, INC.

_____________________________________
                                By: Alan Zeffer
Its: Chief Executive Officer

                                                                                                LENDERS:

                                                                                        ______________________________________

                                                                                        ______________________________________